                                                                    EXHIBIT 10.2

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                            (ALL SALARIED EMPLOYEES)

                           Effective November 1, 2003
                           Supercedes November 1, 2002

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2003

                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                       II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF
                            THE BONUS AWARD

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

   RANK           PER SHARE RETURN*    PERCENTAGE OF AWARD
   ----           -----------------    -------------------
Best (1st)             $3.5000               100.0%
        2nd            $3.4444                95.5%
        3rd            $3.3888                91.0%
        4th            $3.3333                86.5%
        5th            $3.2777                82.0%
        6th            $3.2222                77.5%
        7th            $3.1666                73.0%
        8th            $3.1111                68.5%
        9th            $3.0555                64.0%
       10th            $3.0000                59.5%
       11th            $2.9444                55.0%
       12th            $2.8889                50.5%
       13th            $2.8333                46.0%
       14th            $2.7778                41.5%
       15th            $2.7222                37.0%
       16th            $2.6667                32.5%
       17th            $2.6111                28.0%
       18th            $2.5556                23.5%
       19th            $2.5000                19.0%
       20th            BELOW                  ZERO

* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                    A   =    Gross Award

                    S   =    Base Salary (excluding bonus award payments and
                             other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

                    P   =    Percentage of award earned based on above schedule

                    M   =    Percent of salary eligible to be earned as a bonus
                             based on EPS performance.

                      FORMULA

                             S X P X M = A

         As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

         The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                               (DIVISION MANAGERS)

                           Effective November 1, 2003
                           Supercedes November 1, 2002

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             as of November 1, 2003

                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                       II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A. EPS Bonus

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

    RANK           PER SHARE RETURN*     PERCENTAGE OF AWARD
------------      ------------------     -------------------
Best (1st)             $3.5000                 100.0%
         2nd           $3.4444                  95.5%
         3rd           $3.3888                  91.0%
         4th           $3.3333                  86.5%
         5th           $3.2777                  82.0%
         6th           $3.2222                  77.5%
         7th           $3.1666                  73.0%
         8th           $3.1111                  68.5%
         9th           $3.0555                  64.0%
        10th           $3.0000                  59.5%
        11th           $2.9444                  55.0%
        12th           $2.8889                  50.5%
        13th           $2.8333                  46.0%
        14th           $2.7778                  41.5%
        15th           $2.7222                  37.0%
        16th           $2.6667                  32.5%
        17th           $2.6111                  28.0%
        18th           $2.5556                  23.5%
        19th           $2.5000                  19.0%
        20th           BELOW                    ZERO

* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                A   =         Gross Award

                S   =      Base Salary (excluding bonus award payments and other
                           items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

                P   =      Percentage of award earned based on above schedule

                M   =      Percent of salary eligible to be earned as a bonus
                           based on EPS performance.

                FORMULA

                           S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

         The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

         B. Performance Based Bonus

         All processing and production division managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (that is, "big bird debone" complexes (Laurel, Hammond and Hazlehurst) will be grouped and "tray pack" complexes (Texas, McComb and Collins) will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report, net of bonus. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report, net of bonus.

         These managers will be paid in accordance with the following schedules:

                            PERCENTAGE OF SALARY              ASSIGNED                         CORPORATE
                            ELIGIBLE TO BE EARNED              COMPLEX                         AGRI STATS
                               AS BONUS BASED                 OPERATING                          BOTTOM
                               ON PERFORMANCE                  PROFIT                             LINE
                                  FACTORS                      REPORT                            REPORT
                                                             (PER HEAD)                        (PER HEAD)
                                                     (PERCENTAGE OF AWARD EARNED)     (PERCENTAGE OF AWARD EARNED)

TARGET                                                        TOP 10%                      TOP THREE PLACES
Prod. Div. Managers                 20%                           50%                             50%
Proc. Div. Managers                 20%                           50%                             50%
By-Products Div. Mgr.               20%                                                          100%

HIGH AVERAGE                                                  TOP 20%                   PLACES FOUR THROUGH SIX
Prod. Div. Managers                 20%                         33.3%                           33.3%
Proc. Div. Managers                 20%                         33.3%                           33.3%
By-Products Div. Mgr.               20%                                                        66.67%

LOW AVERAGE                                                   TOP 30%                  PLACES SEVEN THROUGH NINE

Prod.  Div.  Managers               20%                         16.7%                           16.7%
Proc.  Div.  Managers               20%                         16.7%                           16.7%
By-Products Div. Mgr.               20%                                                         33.3%

         The division manager at the Foods Division will receive a bonus based in part upon the Company's earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division's performance as measured by "growth in pre-tax operating income" and Corporate Agri Stats Bottom Line Analysis, per head, report as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                             PERCENTAGE OF SALARY
                             ELIGIBLE TO BE EARNED         TARGET                 CORPORATE
                                AS BONUS BASED             PRE TAX               AGRI STATS
                                ON PERFORMANCE            OPERATING              BOTTOM LINE
                                    FACTORS             INCOME GROWTH           RPT (PER HEAD)
       TARGET                                                 54%              TOP THREE PLACES
Division Mgr.-Foods                   20%                     80%                     20%

                                                              50%
Division Mgr.-Foods                   20%                     65%

       AVERAGE                                                46%           PLACES FOUR THROUGH SIX
Division Mgr.-Foods                   20%                     50%                     10%

                                                              42%
Division Mgr.-Foods                   20%                     35%

       LOW                                                    38%          PLACES SEVEN THROUGH NINE
Division Mgr.-Foods                   20%                     20%                     5%

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

                                  A   =    Gross Award
                                  S   =    Salary (excluding bonus award
                                           payments and other items of
                                           miscellaneous income) of the
                                           Participant during that portion of
                                           the year in which he or she was
                                           employed in a designated position.

                                  P   =    Percentage of award earned based on
                                           performance factor
                                  M   =    Percentage of salary eligible to be
                                           earned and paid as a bonus on
                                           performance factor.

                             FORMULA

                                   S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                             SANDERSON FARMS, INC.

                              BONUS AWARD PROGRAM

                             (EXECUTIVE COMMITTEE)

                           Effective November 1, 2003
                          Supercedes November 1, 2002

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2003

                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                       II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

         The maximum bonus award achievable will vary depending on the employee's position in the Company.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                         EMPLOYMENT/PARTICIPATION LEVEL

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than those management level employees specifically described in this program, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of such employees' bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of such employees' bonus will be determined by the Company's earnings per share performance, a portion of such employees' bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A. All salaried employees

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

    RANK            PER SHARE RETURN*     PERCENTAGE OF AWARD
    ----            -----------------     -------------------
Best (1st)               $3.5000                 100.0%
          2nd            $3.4444                  95.5%
          3rd            $3.3888                  91.0%
          4th            $3.3333                  86.5%
          5th            $3.2777                  82.0%
          6th            $3.2222                  77.5%
          7th            $3.1666                  73.0%
          8th            $3.1111                  68.5%
          9th            $3.0555                  64.0%
         10th            $3.0000                  59.5%
         11th            $2.9444                  55.0%
         12th            $2.8889                  50.5%
         13th            $2.8333                  46.0%
         14th            $2.7778                  41.5%
         15th            $2.7222                  37.0%
         16th            $2.6667                  32.5%
         17th            $2.6111                  28.0%
         18th            $2.5556                  23.5%
         19th            $2.5000                  19.0%
         20th            BELOW                 ZERO (0)

*Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

            A   =   Gross Award

            S   =   Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

            P   =   Percentage of award earned based on above schedule

            M   =   Percent of salary eligible to be earned as a bonus based
                    on EPS performance.

               FORMULA

                    S X P X M = A

                             SANDERSON FARMS, INC.
                              Bonus Award Program

         As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

         For all employees other than those specifically set forth below, the percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) is 25%. The management level employees set forth below shall be eligible to earn a bonus based on EPS performance equal to the percent of their salary as set forth below ("M" in the above formula):

CEO                                50%

CFO,                               35%
VP-Sales,                          35%
Dir.-Marketing,                    35%
Dir.-Production                    35%
Dir.-Processing                    35%

           B.  Executive Committee

         Bonus awards under this Bonus Award Program for the Chief Executive Officer, Chief Financial Officer, VP-Sales, Director of Marketing, Director of Production, Director of Processing, Director of Development, the Controller, the Director of Administration, the Director of Technical Services, the Director of Sales and the Chief Financial Analyst will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company's peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats' "bottom line analysis, per head" report, net of bonus. Awards made to these individuals based on the operating performance factor will be as follows:

                                         PERCENTAGE OF SALARY
                                       ELIGIBLE TO BE EARNED AS           CORPORATE AGRI STATS
                                          BONUS ON OPERATING                   BOTTOM LINE
                                          PERFORMANCE FACTORS               REPORT (PER HEAD)
                                                                      (PERCENTAGE OF AWARD EARNED)
TARGET                                                                     TOP THREE PLACES
CEO                                             50%                                        100%
CFO, VP Sales,                                  35%                                        100%
Dir. Mktg, Dir. Proc.                           35%                                        100%
Dir.Prod.                                       35%                                        100%
Controller, Dir. Admn.,                         25%                                        100%
Dir.Tech Svcs., Dir. Sales,                     25%                                        100%
Dir. Devlop., Chief  Analyst                    25%                                        100%

HIGH AVERAGE                                                               PLACES FOUR THROUGH SIX
CEO                                              50%                                    66 2/3%
CFO, VP Sales,                                   35%                                    66 2/3%
Dir.-Marketing,                                  35%                                    66 2/3%
Dir.-Prod., Dir.-Proc.                           35%                                    66 2/3%
Controller, Dir.-Admin.,                         25%                                    66 2/3%
Dir-Tech Svcs., Dir.-Sales,                      25%                                    66 2/3%
Dir. Develop.,Chief Analyst                      25%                                    66 2/3%

LOW AVERAGE                                                                PLACES SEVEN THROUGH NINE

CEO                                              50%                                   33 1/3%
CFO, VP Sales,                                   35%                                   33 1/3%
Dir.-Marketing,                                  35%                                   33 1/3%
Dir.-Prod., Dir.-Proc.,                          35%                                   33 1/3%
Controller, Dir.-Admin,                          25%                                   33 1/3%
Dir-Tech Svcs., Dir.-Sales,                      25%                                   33 1/3%
Dir. Develop.,Chief Analyst                      25%                                   33 1/3%

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

      A   =   Gross Award

      S   =   Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

      P   =   Percentage of award earned based on performance factor

      M   =   Percentage of salary eligible to be earned and paid as a bonus on performance factor.

     FORMULA

               S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                (GENERAL OFFICE PERFORMANCE AWARDS PARTICIPANTS)

                           Effective November 1, 2003
                           Supercedes November 1, 2002

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2003

                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                      II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

          Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for managers in the poultry division, and based on certain net income growth targets for managers in the foods division, all as described herein.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A. EPS Performance

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

     RANK                     PER SHARE RETURN*       PERCENTAGE OF AWARD
     ----                     -----------------       -------------------
Best (1st)                         $3.5000                  100.0%
          2nd                      $3.4444                   95.5%
          3rd                      $3.3888                   91.0%
          4th                      $3.3333                   86.5%
          5th                      $3.2777                   82.0%
          6th                      $3.2222                   77.5%
          7th                      $3.1666                   73.0%
          8th                      $3.1111                   68.5%
          9th                      $3.0555                   64.0%
         10th                      $3.0000                   59.5%
         11th                      $2.9444                   55.0%
         12th                      $2.8889                   50.5%
         13th                      $2.8333                   46.0%
         14th                      $2.7778                   41.5%
         15th                      $2.7222                   37.0%
         16th                      $2.6667                   32.5%
         17th                      $2.6111                   28.0%
         18th                      $2.5556                   23.5%
         19th                      $2.5000                   19.0%
         20th                      BELOW                     ZERO

* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                 A   =    Gross Award

                 S   =    Base Salary (excluding bonus award payments and other
                          items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

                 P   =    Percentage of award earned based on above schedule

                 M   =    Percent of salary eligible to be earned as a bonus
                          based on EPS performance.

                  FORMULA

                          S X P X M = A

         As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

         The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

         B. Performance Based Bonus

         Bonus awards under this Bonus Award Program for the Nutritionist, Veterinarian, Assistant to Director of Live Production, Corporate Chill Pack Coordinator and Quality Assurance Manager will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company's peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats' "bottom line analysis, per head, report." Awards made to these individuals based on the operating performance factor will be as follows:

                                PERCENTAGE OF SALARY
                              ELIGIBLE TO BE EARNED AS         CORPORATE AGRI STATS
                                 BONUS ON OPERATING                 BOTTOM LINE
                                 PERFORMANCE FACTORS             REPORT (PER HEAD)
                                                           (PERCENTAGE OF AWARD EARNED)
TARGET                                                     TOP THREE PLACES
Corp. Processing Mgr.                   20%                                        100%
Corp. Production Mgr.                   20%                                        100%
Nutritionist                            15%                                        100%
Veterinarian                            15%                                        100%
Corp. Live Prod. Asst.                  15%                                        100%
Quality Assurance Mgr                   15%                                        100%
Corp. Maint. Mgr.                       15%                                        100%

HIGH AVERAGE                                               PLACES FOUR THROUGH SIX
Corp. Processing Mgr.                   20%                                     66 2/3%
Corp. Production Mgr.                   20%                                     66 2/3%
Nutritionist                            15%                                     66 2/3%
Veterinarian                            15%                                     66 2/3%
Corp. Live Prod. Asst                   15%                                     66 2/3%
Quality Assurance Mgr                   15%                                     66 2/3%
Corp. Maint. Mgr.                       15%                                     66 2/3%

LOW AVERAGE                                                PLACES SEVEN THROUGH NINE
Corp. Processing Mgr.                   20%                                     33 1/3%
Corp. Production Mgr.                   20%                                     33 1/3%
Nutritionist                            15%                                     33 1/3%
Veterinarian                            15%                                     33 1/3%
Corp. Live Prod. Asst.                  15%                                     33 1/3%
Quality Assurance Mgr                   15%                                     33 1/3%
Corp. Maint. Mgr.                       15%                                     33 1/3%

         All poultry sales managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (that is, "big bird debone" complexes (Laurel, Hammond and Hazlehurst) will be grouped and "tray pack" complexes (Collins, Texas and McComb) will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report.

         These managers will be paid in accordance with the following schedule:

                                         PERCENTAGE OF SALARY              ASSIGNED                     CORPORATE
                                         ELIGIBLE TO BE EARNED              COMPLEX                    AGRI STATS
                                            AS BONUS BASED                OPERATIONS                     BOTTOM
                                            ON PERFORMANCE             PROFIT (PER HEAD)               LINE REPORT
                                                FACTORS                   AGRI STATS                   (PER HEAD)
                                                                      (% OF AWARD EARNED)         (% OF AWARD EARNED)
TARGET                                                                    Top 10%                  Top Three Places
Manager Export Sales                              20%                          0%                      100.0%
Manager Debone/MDM Sales                          20%                         50%                         50%
Manager Cust. Relations                           20%                          0%                      100.0%
Corporate Export Sales Managers                   15%                          0%                      100.0%
Corporate Sales Managers                          15%                         50%                         50%

HIGH AVERAGE                                                              Top 20%              Places Four through Six
Manager Export Sales                              20%                          0%                      66.67%
Manager Debone/MDM Sales                          20%                       33.3%                       33.3%
Manager Cust. Relations                           20%                          0%                      66.67%
Corporate Export Sales Managers                   15%                          0%                      66.67%
Corporate Sales Managers                          15%                       33.3%                       33.3%

LOW AVERAGE                                                               Top 30%              Places Seven through Nine
Manager Export Sales                              20%                          0%                       33.3%
Manager Debone/MDM Sales                          20%                       16.7%                       16.7%
Manager Cust. Relations                           20%                          0%                       33.3%
Corporate Export Sales Managers                   15%                          0%                       33.3%
Corporate Sales Managers                          15%                       16.7%                       16.7%

         The Foods Sales Managers will receive a bonus based in part upon the Company's earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division's performance as measured by "pre-tax operating income growth" and Corporate Agri Stats Bottom Line Analysis, per head, report as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                                       PERCENTAGE OF SALARY
                                       ELIGIBLE TO BE EARNED        TARGET                   CORPORATE
                                          AS BONUS BASED            PRE TAX                 AGRI STATS
                                          ON PERFORMANCE           OPERATING                BOTTOM LINE
                                              FACTORS            INCOME GROWTH             RPT (PER HEAD)
      TARGET                                                          54%                 TOP THREE PLACES
Manager Foods Div. Sales                        20%                   80%                       20%
Foods Sales Manager                             15%                   80%                       20%
Prod. Development Mgr.                          10%                   80%                       20%

                                                                      50%
Manager Foods Div. Sales                        20%                   65%
Foods Sales Manager                             15%                   65%
Prod. Development Mgr                           10%                   65%

       AVERAGE                                                        46%             PLACES FOURTH THROUGH SIX
Manager Foods Div. Sales                        20%                   50%                       10%
Foods Sales Manager                             15%                   50%                       10%
Prod. Development Mgr                           10%                   50%                       10%

                                                                      42%
Manager Foods Div. Sales                        20%                   35%
Foods Sales Manager                             15%                   35%
Prod. Development Mgr                           10%                   35%

          LOW                                                         38%              PLACES SEVEN THROUGH NINE
Manager Foods Div. Sales                        20%                   20%                       5%
Foods Sales Manager                             15%                   20%                       5%
Prod. Development Mgr                           10%                   20%                       5%

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

                   A     =    Gross Award

                   S     =    Base Salary (excluding bonus award payments and
                              other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

                   P      =   Percent age of award earned based on performance
                              factor

                   M      =   Percentage of salary eligible to be earned and
                              paid as a bonus on performance factor.

                               FORMULA

                         S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

               (PRODUCTION, PROCESSING AND FOODS PERFORMANCE AWARD
                                  PARTICIPANTS)

                           Effective November 1, 2003
                           Supercedes November 1, 2002

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2003

                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.

                       II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                          EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for poultry division managers, and based on certain net income growth targets for managers in the foods division, all as described herein.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A. EPS Bonus

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

RANK               PER SHARE RETURN*      PERCENTAGE OF AWARD
----               -----------------      -------------------
Best (1st)              $3.5000                 100.0%
       2nd              $3.4444                  95.5%
       3rd              $3.3888                  91.0%
       4th              $3.3333                  86.5%
       5th              $3.2777                  82.0%
       6th              $3.2222                  77.5%
       7th              $3.1666                  73.0%
       8th              $3.1111                  68.5%
       9th              $3.0555                  64.0%
      10th              $3.0000                  59.5%
      11th              $2.9444                  55.0%
      12th              $2.8889                  50.5%
      13th              $2.8333                  46.0%
      14th              $2.7778                  41.5%
      15th              $2.7222                  37.0%
      16th              $2.6667                  32.5%
      17th              $2.6111                  28.0%
      18th              $2.5556                  23.5%
      19th              $2.5000                  19.0%
      20th              BELOW                    ZERO

* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                    A   =   Gross Award

                    S   =   Base Salary (excluding bonus award payments and
                            other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

                    P  =    Percentage of award earned based on above schedule

                    M  =    Percent of salary eligible to be earned as a bonus
                            based on EPS performance.

                            FORMULA

                                  S X P X M = A

         As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

         The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

         B. Performance Based Bonus

         All production unit managers, processing shift managers, processing managers, packing managers and shipping/preprice managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (for example, "big bird debone" complexes (Laurel, Hammond and Hazlehurst) will be grouped and "tray pack" complexes (McComb, Collins and Texas) will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report, net of bonus. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report, net of bonus.

         These managers will be paid in accordance with the following schedule:

                                                                     ASSIGNED
                                                                      COMPLEX                        CORPORATE
                                PERCENTAGE OF SALARY                OPERATIONS                       AGRI STATS
                                ELIGIBLE TO BE EARNED                 PROFIT                           BOTTOM
                                   AS BONUS BASED                   AGRI STATS                      LINE REPORT
                                   ON PERFORMANCE                   (PER HEAD)                       (PER HEAD)
                                       FACTORS             (PERCENTAGE OF AWARD EARNED)     (PERCENTAGE OF AWARD EARNED)
TARGET                                                               TOP 10%                    TOP THREE PLACES
Prod. Unit Mgrs,                         10%                             50%                          50%
Proc. Plant Mgrs                         10%                             50%                          50%
Proc. Shift Mgrs                         10%                             50%                          50%
Processing Mgrs                          10%                             50%                          50%
Packing Mgrs.                            10%                             50%                          50%
Ship/Preprice/ Mgrs                      10%                             50%                          50%

HIGH AVERAGE                                                         TOP 20%                  PLACES FOUR THROUGH SIX
Prod. Unit Mgrs.                         10%                           33.3%                        33.3%
Proc. Plant Mgrs                         10%                           33.3%                        33.3%
Proc. Shift Mgrs.                        10%                           33.3%                        33.3%
Processing Mgrs.                         10%                           33.3%                        33.3%
Packing Mgrs.                            10%                           33.3%                        33.3%
Ship/Preprice/ Mgrs.                     10%                           33.3%                        33.3%

LOW AVERAGE                                                          TOP 30%                 PLACES SEVEN THROUGH NINE
Prod.  Unit Mgrs.                        10%                           16.7%                        16.7%
Proc. Plant Mgrs                         10%                           16.7%                        16.7%
Proc.Shift Mgrs.                         10%                           16.7%                        16.7%
Processing Mgrs.                         10%                           16.7%                        16.7%
Packing Mgrs.                            10%                           16.7%                        16.7%
Ship/Preprice/ Mgrs.                     10%                           16.7%                        16.7%

     At the Foods Division, the Production Manager will receive a bonus based in part upon the Company's earnings per share performance as described on pages 6 and 7 of this plan, and in part based on the Foods Division's performance as measured by "growth in pre-tax operating income" and Corporate Agri Stats Bottom Line Analysis, per head, report, as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                                       PERCENTAGE OF SALARY
                                       ELIGIBLE TO BE EARNED        TARGET                   CORPORATE
                                          AS BONUS BASED            PRE TAX                 AGRI STATS
                                          ON PERFORMANCE           OPERATING                BOTTOM LINE
                                              FACTORS            INCOME GROWTH             RPT (PER HEAD)
      TARGET                                                          54%                 TOP THREE PLACES
  Production Manager                   10%                            80%                       20%

                                                                      50%
  Production Manager                   10%                            65%

         AVERAGE                                                      46%              PLACES FOUR THROUGH SIX
  Production Manager                   10%                            50%                       10%

                                                                      42%
  Production Manager                   10%                            35%

          LOW                                                         38%             PLACES SEVEN THROUGH NINE
  Production Manager                   10%                            20%                        5%

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

                        A   =   Gross Award

                        S   =   Base Salary (excluding bonus award payments and
                                other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

                        P   =   Percentage of award earned based on performance
                                factor

                        M   =   Percentage of salary eligible to be earned and
                                paid as a bonus on performance factor.

                        FORMULA

                                S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 13,292,760 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.